UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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      Date of Report (Date of earliest event reported): December 31, 2006

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of Registrant as specified in its charter)

                           Internet HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

         DELAWARE                   001-15327                 13-5674085
      (State or other         Commission File Number       (I.R.S. Employer
      jurisdiction of                                     Identification No.)
      incorporation)
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                            250 Vesey Street
                        New York, New York 10281
         (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[_]   Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[_]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

[_]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[_]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

Effective December 27, 2006, E*TRADE Financial Corp (NYSE Ticker: "ET"), an underlying constituent of the Internet HOLDRS Trust, changed its listing to NASDAQ and its Ticker to "ETFC."

Item 9.01.  Financial Statements and Exhibits

            (c)   Exhibits

                  99.1 Internet HOLDRS Trust Prospectus Supplement dated December 31, 2006 to Prospectus dated February 17, 2006.

                               SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 MERRILL LYNCH, PIERCE, FENNER &
                                                   SMITH INCORPORATED

Date:  February 12, 2007                         By: /s/Satyanarayan R. Chada
                                                     ---------------------------
                                                     Name: Satyanarayan R. Chada
                                                     Title: Managing Director

                             EXHIBIT INDEX

Number and Description of Exhibit

(99.1) Internet HOLDRS Trust Prospectus Supplement dated December 31, 2006 to
      Prospectus dated February 17, 2006.

PROSPECTUS SUPPLEMENT                                               EXHIBIT 99.1
(To Prospectus dated February 17, 2006)               REGISTRATION NO. 333-78575

                       [LOGO: Internet HOLDRS (SM) Trust]

                        1,000,000,000 Depositary Receipts
                           Internet HOLDRS (SM) Trust

      This prospectus supplement supplements information contained in the prospectus dated February 17, 2006 relating to the sale of up to 1,000,000,000 depositary receipts by the Internet HOLDRS (SM) Trust.

      The share amounts specified in the table in the "Highlights of Internet HOLDRS" section of the base prospectus shall be replaced with the following:

                                                       Primary
                                             Share     Trading
Name of Company                    Ticker   Amounts    Market
--------------------------------   ------   --------   -------
Amazon.com, Inc.                    AMZN      18       NASDAQ
CMGI Inc.                           CMGI      10       NASDAQ
CNET Networks, Inc.                 CNET       4       NASDAQ
EarthLink, Inc.                     ELNK     6.23      NASDAQ
eBay Inc.                           EBAY      48       NASDAQ
E*TRADE Financial Corporation(1)    ETFC      12       NASDAQ
McAfee, Inc.                        MFE        7        NYSE
Priceline.com Incorporated          PCLN    1.166666   NASDAQ
RealNetworks, Inc.                  RNWK       8       NASDAQ
TD Ameritrade HLDG Corp.            AMTD       9       NASDAQ
Time Warner Inc.                    TWX       42        NYSE
Yahoo! Inc.                         YHOO      52       NASDAQ



(1) Effective December 27, 2006, E*TRADE Financial Corp (NYSE Ticker: "ET"), an underlying constituent of the Internet HOLDRS Trust, changed its listing to NASDAQ and its Ticker to "ETFC."

      The share amounts listed in the table above reflect all previous stock splits, dividends and business combination transactions.

          The date of this prospectus supplement is December 31, 2006.